GOLF ASSOCIATED FUND

    Supplement dated July 13, 1999 to the Prospectus dated December 23, 1998


                           OFFERING OF CLASS B SHARES

      Effective on July 13, 1999, the Golf Associated Fund ("Fund") is offering for purchase Class B shares of the Fund. As a result, the second sentence in the second paragraph on the cover page and the third sentence in the first paragraph under the section entitled "Before Investing: Alternative Purchase Plans" on page 7 are deleted from the Fund's Prospectus.



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                              GOLF ASSOCIATED FUND

                      Supplement dated July 13, 1999 to the
           Statement of Additional Information dated December 23, 1998


                          CONVERSION OF CLASS B SHARES

      The second and third sentences in the first paragraph of the section titled "Conversion of Class B shares" on page 11 of the Statement of Additional Information are replaced as follows:

      For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean (1) the date on which such Class B shares were issued or (2) for Class B shares obtained through an exchange, or series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account.